UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2020

GREENLANE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1095 Broken Sound Parkway	Suite 300
Boca Raton	FL	33487
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Explanatory Note

On July 30, 2020, Greenlane Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to announce the resignation of Ethan Rudin as the Company’s Chief Financial Officer. This Amendment No. 1 to Form 8-K is being filed to update the Original Report to provide information with respect to a separation agreement entered into between Warehouse Goods LLC, a wholly owned subsidiary of the Company (“Warehouse Goods”), and Ethan Rudin (the “Separation Agreement”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Original Report, effective August 1, 2020, Ethan Rudin resigned from his position as Chief Financial Officer of the Company. In connection with Mr. Rudin’s resignation, the Company disclosed in the Original Report its intention to enter into a separation agreement with Mr. Rudin. On August 18, 2020, Warehouse Goods entered into the Separation Agreement with Mr. Rudin.

Pursuant to the Separation Agreement, Mr. Rudin will receive a cash severance payment of $100.000.00, payable in accordance with the Company’s ordinary payroll practices, as well as a cash reimbursement for reasonable moving expenses. In addition, the vesting of 19,060 unvested Common Units of Greenlane Holdings, LLC, which are redeemable, at Mr. Rudin’s election, for newly-issued shares of the Company’s Class A common stock on a one-for-one basis, was accelerated. All of Mr. Rudin’s other unvested equity awards were forfeited.

Pursuant to the Separation Agreement, Mr. Rudin is subject to certain continuing obligations and restrictions, including with respect to confidentiality, non-competition, non-solicitation and non-disparagement.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety to the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Separation Agreement by and between Warehouse Goods LLC and Ethan Rudin, dated as of August 18,2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: August 24, 2020	By:	/s/ Aaron LoCascio
Aaron LoCascio
Chief Executive Officer